UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2004

OCULAR SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22623	94-2985696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Gateway Boulevard, Suite 700, Concord, California	94520
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (925) 969-7000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

     On November 8, 2004, Ocular Sciences, Inc. (the “Company”) announced its results of operations and financial condition as of and for the quarter ended September 30, 2004 in a press release that is attached hereto as Exhibit 99.1.

     The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Items 2.02 and 9.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

     The Company’s earnings release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     Adjusted operating income, net income and earnings per share data is presented in the earnings release. The operating income, net income and earnings per share data is adjusted to exclude restructuring, merger and related charges that impacted the Company’s results of operations. Specifically, the Company has excluded restructuring and related charges associated with the manufacturing transition program announced in December 2002 that the Company expects to complete in 2004, and the costs associated with its pending merger with The Cooper Companies, Inc. The Company’s management uses this information excluding these charges in evaluating results of the continuing operations of the Company and believes that this information provides investors with valuable insight into the underlying results of operations of the Company and facilitates comparison between the Company and other companies.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press release issued by Ocular Sciences, Inc. on November 8, 2004*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR SCIENCES, INC.
By:	/s/ Steven M. Neil
Steven M. Neil
Executive Vice President, Chief Financial Officer and Secretary

Dated:   November 8, 2004

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by Ocular Sciences, Inc. on November 8, 2004*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.